UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

ELITE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55757	32-0415962
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4760 Preston Road #244-114 Frisco, TX	750343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 777-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELTZ	OTCBB

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2019, Elite Group Inc. (the “Company”) announced that, effective December 18, 2019, it entered into a Binding Letter of Intent (“Binding LOI”), with Power Conversion Technologies Inc., a corporation duly formed under the laws of the State of Pennsylvania, (“PCTI”) and Catherine Chis, its CEO and sole shareholder (“CC”) (collectively the “Parties”), setting forth the principal terms pursuant to which the Company will acquire all of the issued and outstanding shares of common stock in PCTI representing 100% ownership in PCTI (“PCTI Shares”), held by CC (the “Transaction”).

The Binding LOI sets forth the terms of the Transaction as follows:

1.	Subject to the Company declaring itself satisfied with its due diligence of PCTI within 60 days of the execution of the LOI, the Parties agree to enter into a definitive agreement for the consummation and closing of the Transaction no later than within 240 days of the execution of the LOI.

2.	Such definitive agreement will incorporate the Parties’ understandings with respect to the terms of the closing of the Transaction, among other things, the following:

(i)	The Company shall receive all of the PCTI Shares from CC

(ii)	In exchange for the PCTI Shares, the Company shall issue the following to CC:

a.	19,000 (nine hundred and fifty thousand) shares of Series A (as defined in the Binding LOI); and

b.	20,000 (twenty thousand) shares of Series B (as defined in the Binding LOI); and

c.	500 (five hundred) shares of Series C (as defined in the Binding LOI).

d.	In addition, the Company shall pay an amount equal to $600,000 USD to PCTI which may be paid in multiple tranches with the total payment amount being paid in full at the latest upon execution of the Definitive Agreement or at such other date as shall be specified by the Parties;

e.	Each of the Company and PCTI shall retain its respective current CEO and Director(s), and no other director(s) shall be appointed within the context of the Closing.

The above description of the Binding LOI is filed as Exhibit 10.1 hereto and is incorporated in its entirety herein by this reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

To the extent required by Item 3.03 of Form 8-K, the information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.03.

ITEM 8.01 OTHER EVENTS

On December 20, 2019 the Company issued a press release announcing the execution of the Binding Letter of Intent, which is filed as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Binding Letter of Intent, dated December 18, 2019 by and between Elite Group Inc., Power Conversion Technologies Inc. and Catherine Chis.

99.1	Press release dated December 20, 2019 of Elite Group Inc., announcing the execution of the Binding LOI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 20, 2019		Elite Group Inc.

	By:	/s/ Terrence Tecco
Terrence Tecco
Chief Executive Officer